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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 7, 2009

                        Global Pari-Mutual Serivces, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                       000-32509                 88-0396452
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 (State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


             1231 West Honeysuckle Lane
                   Chandler,  AZ                                     85248
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      (Address of Principal Executive Offices)                     (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                      N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


  [ ]      Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

  [ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 7.01, and 8.01  Regualtion FD Disclosure, Other Events


Royal Turf Club, a wholly owned subsidiary of Global Mutuel Services {GPRM}, announced today the signing of a service contract for an additional 35 more Off Track Betting facilities (OTBs) for the simulcasting of Horse and Dog Racing in Mexico. In addition, RTC has also signed another service contract for an additional 15 sites in Mexico and the Caribbean which will be implemented in the next 60 to 90 days.

These new contracts give us an increase of over 400% in the number of wagering units we currently service and adds to our growing penetration in the area. We currently have contracts with over 50 horse and dog tracks to provide content to our clients and plan to continue to grow that base as well.

The company also is nearing the completion of it's newly enhanced internet wagering site for parimutuel wagering to cultivate new markets for the industry. The expected launch date is May 15 2009.

Additional distribution channels and wagering applications are also being developed and will be announced as they are completed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Global Pari-mutuel Services, Inc.



Dated:  May 7, 2009                       By /s/ James A. Egide
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                                                 James A. Egide
                                                 Chief Executive Officer